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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
MAIDENFORM BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Notice
of
2006
Annual Meeting
and
Proxy Statement

154 Avenue E. Bayonne, NJ 07002 T. 201.436.9200

April 24, 2006

Dear Stockholders of Maidenform Brands, Inc.:

        You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Maidenform Brands, Inc., to be held at 9:00 a.m., Eastern Daylight time, on May 25, 2006 at The Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, NJ 07114.

        Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2006 Annual Meeting of Stockholders and Proxy Statement.

        It is important that your shares be represented at the 2006 Annual Meeting, regardless of the number of shares you hold and whether you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying envelope. This will not prevent you from voting your shares in person if you subsequently choose to attend the meeting.

        Thank you for your continued support and we look forward to seeing you at the Annual Meeting.

Sincerely,
Thomas J. Ward Chief Executive Officer and Vice Chairman of the Board

maidenform® lilyette® flexees® sweet nothings® self expressions® rendezvous®

MAIDENFORM BRANDS, INC.
154 Avenue E
Bayonne, New Jersey 07002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 9:00 A.M. ON MAY 25, 2006

TO THE STOCKHOLDERS OF MAIDENFORM BRANDS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Maidenform Brands, Inc., a Delaware corporation (the "Company"), will be held at The Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey 07114 on Thursday, May 25, 2006 at 9:00 a.m. (Eastern Daylight time) for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

  (1)
  To elect seven directors to serve until the 2007 Annual Meeting of Stockholders or in each case until such director's successor shall have been duly elected and qualified;

  (2)
  To ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 30, 2006; and

  (3)
  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on April 7, 2006 will be entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements thereof. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting, and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof, will be available for inspection at the Annual Meeting, and any adjournments or postponements thereof, and for a period of ten days prior to the meeting during regular business hours at the offices of the Company listed above.

        All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, your vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed Proxy Card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada. Should you receive more than one Proxy Card because your shares are registered in different names and addresses, each Proxy Card should be signed and returned to assure that all your shares will be voted. You may revoke your proxy in the manner described in the Proxy Statement at any time prior to it being voted at the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors
Steven N. Masket
Bayonne, New Jersey April 24, 2006	Executive Vice President, General Counsel and Secretary

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

MAIDENFORM BRANDS, INC.

154 Avenue E
Bayonne, New Jersey 07002

PROXY STATEMENT

General

        This Proxy Statement is furnished to the stockholders of record of Maidenform Brands, Inc., a Delaware corporation ("Maidenform" or the "Company"), as of April 7, 2006, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, May 25, 2006, and at any adjournments or postponements thereof. The Annual Meeting will be held at 9:00 a.m. (Eastern Daylight time) at The Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey 07114 (Tel: 973-690-5500). This Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting of Stockholders are first being mailed on or about April 26, 2006 to all stockholders entitled to vote at the Annual Meeting and at any adjournments or postponements thereof.

Voting

        The specific matters to be considered and acted upon at the Annual Meeting are:

    (i)
    the election of seven directors;

    (ii)
    the ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2006; and

    (iii)
    to act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These matters are described in more detail in this Proxy Statement.

        On April 7, 2006, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof, 23,075,857 shares of the Company's Common Stock were issued and outstanding. No shares of the Company's Preferred Stock, par value $0.01 per share, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on April 7, 2006. Stockholders may not cumulate votes in the election of directors.

        The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting, and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof, will be available for inspection at the Annual Meeting, and any adjournments or postponements thereof, and for a period of ten days prior to the meeting during regular business hours at the offices of the Company listed above.

        The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

        If a quorum is present, the seven nominees who receive the greatest number of votes properly cast (in person or by proxy) will be elected as Directors. Neither abstentions nor broker non-votes will have any effect on the outcome of voting with respect to the election of directors.

        Proposals other than for the election of directors shall be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will be counted towards the tabulations of votes cast on these proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such a proposal has been approved.

        Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenter's rights with respect to any matter to be considered and voted on at the Annual Meeting, and the Company will not independently provide stockholders with any such right.

Proxies

        If the enclosed Proxy Card is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a signed and returned Proxy Card does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board, unless the authority to vote for the election of such directors is withheld. In addition, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposal 2 described in this Proxy Statement and as the proxy holders deem advisable for all other matters as may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company's principal executive offices at 154 Avenue E, Bayonne, New Jersey 07002, a notice of revocation or another signed Proxy Card with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the enclosed Proxy Card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

        In order to be considered for inclusion in the Company's Proxy Statement and Proxy Card relating to the 2007 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Company at its principal executive offices in Bayonne, New Jersey, on or before December 26, 2006. Any such proposal must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission ("SEC"), including Rule 14a-8, in order for such proposal to be eligible for inclusion in our fiscal 2007 proxy statement.

        In addition, under the Company's bylaws, any proposal for consideration at the 2007 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by the Secretary of the Company at its principal executive offices between the close of business on November 28, 2006 and the close of business on December 28, 2006, and is otherwise in compliance with the requirements set forth in the Company's bylaws. If the date of the annual meeting is changed by more than 30 days from the anniversary date of the previous year's meeting, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The proxy solicited by the Board of Directors for the 2007 Annual Meeting of Stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE—ELECTION OF DIRECTORS

General

        The Company's Amended and Restated Certificate of Incorporation provides for the annual election of directors. A director's term will be subject to the election and qualification of such director's successor, or the earlier death, resignation or removal of such director.

        The Board consists of seven persons, as follows:

        David B. Kaplan (38) has been Chairman of our Board of Directors since April 2005 and a director of Maidenform since May 2004. Mr. Kaplan is a member of Ares Management LLC ("Ares Management") and has served as a Partner in the Private Equity Group of Ares Management since April 2003. From 2000 through 2003, Mr. Kaplan was a Senior Principal of Shelter Capital Partners, LLC. From 1991 through 2000, Mr. Kaplan was affiliated with, and a Senior Partner of, Apollo Management, L.P., and its affiliates, where he served on various Boards of Directors including Allied Waste Industries, Inc., Dominick's Supermarkets, Inc. and WMC Finance Co. Prior to that, Mr. Kaplan was an investment banker at Donaldson, Lufkin & Jenrette Securities Corp. Mr. Kaplan currently serves as the Chairman of the Board of Directors of Tinnerman Palnut Engineered Products, Inc., Co-Chairman of the Board of Directors of Orchard Supply Hardware Corporation and on the Boards of Directors of Kinetics Holdings, LLC and Anchor Blue Retail Group, Inc. Mr. Kaplan also serves on the Board of Governors of Cedars-Sinai Hospital and the Board of Trustees of the Center for Early Education. Mr. Kaplan received a B.B.A. in Finance, graduating with High Distinction, Beta Gamma Sigma, from the University of Michigan School of Business Administration.

        Thomas J. Ward (59) has been our Chief Executive Officer and a director since July 2001. He served as Chairman of the Board of Directors from May 11, 2004 until April 2005, at which time our Board of Directors determined that it would be preferable, in anticipation of becoming a publicly-traded company, to have a non-executive Chairman. Mr. Ward currently serves as our Vice Chairman of the Board of Directors. From July 2001 until May 2004, Mr. Ward was also President of Maidenform, Inc. Prior to joining us, Mr. Ward served as Chairman of Thomas Ward Associates, LLC, consulting with Coles Myer Ltd., Australia's largest retailer, from March 2001 to August 2001. Prior to that, Mr. Ward spent 31 years with Westpoint Stevens, Inc., where he held various positions including President and Chief Operating Officer from 1997 to 2000. Mr. Ward is a member of the Board of Trustees and Treasurer of Marist College, a member of the board of the education foundation for the fashion industries at Fashion Institute of Technology, State University of New York, and a director of the American Apparel and Footwear Association. Mr. Ward received a B.A. in Business from Marist College and attended Drexel University Business School.

        Norman Axelrod (53) has been a director of Maidenform since September 2004. Mr. Axelrod was Chief Executive Officer and Chairman of the Board of Directors of Linens 'n Things, Inc. until its acquisition in February 2006. Mr. Axelrod joined Linens 'n Things as Chief Executive Officer in 1988 and was elected to the additional position of Chairman of the Board in 1997. From 1976 to 1988, Mr. Axelrod held various management positions at Bloomingdale's, ending with Senior Vice President, General Merchandise Manager. Mr. Axelrod also serves on the Board of Directors of Reebok International Ltd. and Jaclyn, Inc. Mr. Axelrod received a B.S. in Management and Marketing from Lehigh University and an M.B.A. from New York University.

        Harold F. Compton (58) has been a director of Maidenform since April 7, 2006. Mr. Compton most recently served as President and Chief Executive Officer, CompUSA Inc. He joined CompUSA in 1994 as Executive Vice President—Operations, becoming COO in January 1995 and President/CompUSA Stores in July 1996. In March 2000, he became President and Chief Executive Officer, CompUSA Inc. Prior to joining CompUSA, he served as President and COO of Central Electric Inc., (1993 - 1994). Previously, he served as Executive Vice President—Operations and Human Resources, and Director of Stores for HomeBase (1989 - 1993), Senior Vice President—Operations, and Director of Stores for Roses Discount Department Stores (1986 - 1989), and held various management positions including Store Manager, District Manager, Regional Vice President and Zone Vice President for Zayre Corporation for 21 years (1965 - 1986). Mr. Compton served on the Board of Directors of Linens 'n Things, Inc. until its acquisition in February 2006. Mr. Compton was named to the Board of Directors for IceWeb, Inc. in June 2005.

        Barbara Eisenberg (60) has been a director of Maidenform since February 2005. Ms. Eisenberg is currently Executive Vice President, General Counsel and Corporate Secretary of Ann Taylor Stores Corp. and a Member of the Ann Taylor Corporate Executive Committee. Before joining Ann Taylor, Ms. Eisenberg was Senior Vice President, General Counsel and Corporate Secretary of J. Crew Group, Inc. from 1999 to 2001 and was Vice President, General Counsel and Corporate Secretary from 1998 until then. Prior to that, Ms. Eisenberg was Vice President, Associate General Counsel and Corporate Secretary at Burlington Industries, Inc. Ms. Eisenberg currently serves as a Member of the Board of Visitors of Columbia University School of Law. Ms. Eisenberg received a B.A. in International Relations from Barnard College and a J.D. from Columbia University School of Law.

        Karen Rose (57) has been a director of Maidenform since January 2005. Ms. Rose is currently a business consultant. Ms. Rose was Group Vice President and Chief Financial Officer of The Clorox Company from December 1997 until her retirement in October 2003. Prior to that, Ms. Rose held various management positions including Director of Finance, Household Products Company and Vice President and Treasurer since joining Clorox in 1978. Ms. Rose currently serves on the Board of Directors of Fairmont Hotels and Resorts Inc., is a member of the Board of Trustees of the California College of the Arts and a member of the Board of Visitors of the Pathways to Learnings Project of the University of Wisconsin. Ms. Rose received a B.A. in History from the University of Wisconsin and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.

        Adam L. Stein (30) has been a director of Maidenform since May 2004. Mr. Stein is a Vice President in the Private Equity Group of Ares Management. In September 2000, Mr. Stein joined Ares Management from Merrill Lynch & Co. At Merrill Lynch, Mr. Stein was an investment banker in the Global Leveraged Finance Group. Mr. Stein is a member of the boards of directors of Anchor Blue Retail Group, Inc., HOB Entertainment, Inc. (House of Blues) and Marietta Corporation. Mr. Stein received a B.B.A. in Business Administration with a concentration in Finance, graduating with distinction, from Emory University's Goizueta Business School.

        Each of the directors listed above has agreed to serve, if elected, and management has no reason to believe that they will be unavailable to serve. In the event that any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of each of the directors listed above. The proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named.

Required Vote

        The directors shall be elected by the affirmative vote of a plurality of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote in the election of directors. Pursuant to applicable Delaware law, abstentions and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTORS LISTED ABOVE.

CORPORATE GOVERNANCE

Role of the Board

        Our business is managed under the direction of the Board of Directors. The Board of Directors has adopted Corporate Governance Guidelines outlining its duties. These guidelines can be viewed at the "Investor Relations—Governance" section of our website at www.maidenform.com or www.maidenformbrands.com.

        The Board of Directors meets regularly to review significant developments affecting the company and to act on matters requiring Board of Directors approval. The Board of Directors held nine meetings and acted by unanimous written consent on eight occasions during the fiscal year ended December 31, 2005 (the "2005 Fiscal Year"). Board members are expected to make attendance at board and committee meetings a priority and to participate actively in the meetings. Combined attendance at board and committee meetings in the 2005 Fiscal Year was more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, during the period for which each such director served.

Executive Sessions

        The Board of Directors holds executive sessions of the non-management directors following each regularly scheduled in-person meeting of the Board of Directors. Executive sessions do not include any employee directors of the Company. At its meetings in 2005, the Board of Directors regularly met in executive sessions of non-employee directors. The Board of Directors also holds executive sessions of the independent directors at least once a year. Mr. Kaplan has been appointed presiding director for each of the executive sessions of the non-management directors by the Board of Directors. At least one of these meetings each year is to include only those directors who are "independent" under the current listing standards of the NYSE. The position of presiding director at these meetings rotates among the independent directors.

Board Attendance at Annual Meetings

        Board members are invited to attend the Company's annual meetings but they are not required to do so. The Company reimburses the travel expenses of any director who travels to attend the annual meetings. This is our first annual meeting of stockholders since our initial public offering in July 2005.

Director Independence

        Our Board of Directors has determined that four of our directors, Mses. Eisenberg and Rose and Messrs. Axelrod and Compton, currently meet the independence requirements of the New York Stock Exchange (the "NYSE"), the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC. The rules and regulations of the SEC and the NYSE require that a majority of our Board of Directors qualify as "independent" no later than the first anniversary of the closing of our initial public offering. In compliance with those rules, we will have a Board of Directors comprised of a majority of independent directors commencing with the 2006 Annual Meeting of Stockholders.

Board Committees and Meetings

        The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. In the 2005 Fiscal Year, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board on which such director served (in each case for meetings held during the period in the 2005 Fiscal Year for which such director served).

        The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of our independent registered public accounting firm; the scope of the annual audits as well as the results of the annual audits; approving audit and non-audit services provided to us by the independent registered public accounting firm as well as the fees for such services; the organization and scope of our internal system of audit, financial and disclosure controls; our financial reporting activities, including our annual report, and the accounting standards and principles followed; the performance of our independent registered public accounting firm; and the accounting practices of Maidenform. In addition, the Audit Committee performs other duties and responsibilities as set forth in a charter approved by the Board of Directors. The members of the Audit Committee are currently Mr. Axelrod, Mr. Compton, Ms. Eisenberg and Ms. Rose (Chair). Each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of the NYSE and the applicable rules and regulations of the SEC. The Audit Committee held six meetings and did not act by written consent during the 2005 Fiscal Year.

        The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including Maidenform's balance sheet, statement of operation and cash flow statement, as required by the NYSE rules. In addition, the Board has determined that Ms. Rose is a "financial expert" as defined by the SEC.

        The Compensation Committee of the Board of Directors recommends reviews and oversees the salaries, bonuses, benefits and stock option plans for our employees, consultants, directors and other individuals whom we compensate. The Compensation Committee also administers our compensation plans. The members of the Compensation Committee are currently Mr. Axelrod (Chair), Mr. Compton and Ms. Rose. The Board of Directors has determined that each member of the Compensation Committee is independent" according to the rules and regulations of the NYSE and is a "non-employee director" for purposes of Section 16 of the Exchange Act. The Compensation Committee held one meeting and acted by written consent on one occasion during the 2005 Fiscal Year.

        The Nominating and Governance Committee of the Board of Directors selects nominees for director positions to be recommended by our Board of Directors for election as directors and for any vacancies in such positions. The Nominating and Governance Committee oversees the evaluation of our Board of Directors and management, as well as develops and recommends to our Board of Directors a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics for our Company. The members of the Nominating and Governance Committee are currently Mses. Rose and Eisenberg (Chair) and Mr. Axelrod. The Board of Directors has determined that each member of the Nominating and Governance Committee is independent. The Nominating and Governance Committee was formed on July 19, 2005. Prior to that date, the functions of this committee were performed by the full Board of Directors. The Nominating and Governance Committee held no meetings during the 2005 Fiscal Year.

        The Nominating and Governance Committee will consider nominees recommended by our stockholders in the same manner as nominees recommended by other sources. Stockholders wishing to bring a nomination for a director candidate at a stockholders meeting must give written notice to Maidenform's Corporate Secretary, pursuant to the procedures set forth under "Communicating with the Board of Directors" and subject to the deadline set forth under "Deadline for Stockholder Proposals." The stockholder's notice must set forth all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC and Maidenform's bylaws. Our bylaws can be accessed in the "Investor Relations—Governance" section of our website at www.maidenform.com or www.maidenformbrands.com.

        Our Board of Directors may from time to time establish other committees as it deems necessary or appropriate.

Director Compensation

        Directors who are also employees of Maidenform or one of our stockholder affiliates receive no additional compensation for their services as directors. Directors who are not employees of Maidenform or one of our stockholder affiliates receive an annual fee of $30,000 for attendance in person at meetings of the Board of Directors and any committees of the Board of Directors on which they serve and the Chair of our Audit Committee receives an additional annual fee of $10,000. In addition, all non-employee directors are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at meetings.

        In fiscal 2004, Mr. Axelrod was the only member of our Board of Directors who was not an employee of Maidenform or one of our stockholder affiliates. In September 2004, Mr. Axelrod was granted options to purchase 18,287 shares of our common stock at an exercise price of $1.82 and options to purchase 18,287 shares of our common stock at an exercise price of $3.64 per share, pursuant to our 2004 Stock Option Plan for Non-Employee Directors. In January 2005, Ms. Rose, and in February 2005, Ms. Eisenberg, neither of whom are employees of Maidenform or one of our stockholder affiliates, each joined our Board of Directors. In February 2005, each of Mses. Eisenberg and Rose was granted options to purchase 18,287 shares of our common stock at an exercise price of $1.82 and options to purchase 18,287 shares of our common stock at an exercise price of $3.64 per share pursuant to our 2004 Stock Option Plan for Non-Employee Directors. In April 2006, Mr. Compton was granted options to purchase 36,574 shares of our common stock at an exercise price of $11.17 per share pursuant to our 2005 Stock Incentive Plan. Each of the option grants described above vest and become exercisable in three equal annual installments.

Communication with the Board of Directors

        In order to communicate with the Board of Directors as a whole, with non-employee directors or with specified individual directors, correspondence may be directed to Maidenform Brands, Inc. at 154 Avenue E, Bayonne, New Jersey 07002, Attention: Corporate Secretary. All such correspondence will be forwarded to the appropriate director or group of directors. The Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate.

Corporate Governance Documents

        The Board has adopted a Code of Conduct that applies to all officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Both of these codes can be accessed in the "Investor Relations—Governance" section of our website at www.maidenform.com or www.maidenformbrands.com, as well as any amendments to, or waivers under, the Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Copies may be obtained by writing to Maidenform Brands, Inc., 154 Avenue E, Bayonne, New Jersey 07002, Attention: Investor Relations. Copies of the charters of our Board's Audit Committee and Compensation Committee, as well as copies of Maidenform's certificate of incorporation and bylaws, can also be accessed in the "Investor Relations—Governance" section of our website.

OWNERSHIP OF SECURITIES

        The following table sets forth information with respect to the beneficial ownership of our outstanding Common Stock as of April 7, 2006, by:

  •
  each person or group of affiliated persons whom we know to beneficially own more than five percent of our Common Stock based upon the most recently filed Schedule 13G with respect to each such holder;

  •
  each of our executive officers named in the Summary Compensation Table of the Executive Compensation and Other Information section of this Proxy Statement;

  •
  each of our directors and director nominees; and

  •
  our directors and executive officers as a group.

        The following table gives effect to the shares of Common Stock issuable within 60 days of April 7, 2006 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 23,075,857 shares of Common Stock outstanding at April 7, 2006. Unless otherwise indicated, the persons named in the table directly own the shares and have sole voting and sole investment control with respect to all shares beneficially owned.

Name and Address	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
5% Stockholders
Ares Corporate Opportunities Fund, L.P. (1)	7,400,000	32.1%
J. Carlo Cannell (2)	1,195,319	5.2%
Artisan Partners (3)	1,867,700	8.1%
Mazama Capital Management, Inc. (4)	1,177,900	5.1%
Morgan Stanley (5)	1,458,756	6.3%
Eton Park Capital Management, L.P. (6)	2,198,900	9.5%
Duke Buchan III (7)	1,370,200	5.9%
Directors and Executive Officers
Thomas J. Ward (8)	767,564	3.2%
Maurice S. Reznik (9)	253,180	1.1%
Dorvin D. Lively (10)	48,461	*
Steven N. Masket (11)	66,152	*
David B. Kaplan (1)	—	—
Norman Axelrod (12)	12,192	*
Harold F. Compton (13)	—	—
Barbara Eisenberg (14)	12,192	*
Karen Rose (15)	14,192	*
Bennett Rosenthal (1)	—	—
Adam L. Stein (16)	—	—
All Directors and Executive Officers as a Group (10 persons)	1,164,788	4.8%

*
Less than 1%.

(1)
Based solely on information contained in a Schedule 13G filed with the SEC on February 6, 2006, Ares Corporate Opportunities Fund, L.P. ("Ares") is the direct beneficial owner of the shares of Common Stock included in this table. ACOF Management, L.P. ("ACOF Management") is the general partner of Ares. ACOF Operating Manager, L.P. ("ACOF Operating Manager") is the general partner of ACOF Management, and the manager of Ares. The general partner of ACOF Operating Manager is Ares Management, Inc. Ares Partners Management Company, LLC ("Ares Partners") directly or indirectly beneficially owns all of the outstanding capital stock of Ares

  Management, Inc. Each of ACOF Management, ACOF Operating Manager, Ares Management, Inc. and Ares Partners disclaims beneficial ownership of the shares of Common Stock owned by Ares, except to the extent of its indirect pecuniary interest therein. The address of Ares is 1999 Avenue of the Stars, Suite 1900, Los Angeles, CA 90067.

  Antony P. Ressler is the manager, and Mr. Ressler, Michael Arougheti, Seth Brufsky, David B. Kaplan, John Kissick, Bennett Rosenthal, and David Sachs are members of Ares Partners. Each of the members of Ares Partners have the right to receive dividends from, or proceeds from, the sale of investments by the Ares entities, including the shares of common stock included in this table, in accordance with their membership interests in Ares Partners. Under applicable law, certain of these individuals and their respective spouses may be deemed to be beneficial owner having indirect ownership of the securities owned of record by Ares by virtue of such status. Each of Messrs. Ressler, Arougheti, Brufsky, Kaplan, Kissick, Rosenthal and Sachs and their respective spouses, disclaim ownership of all shares reported herein, except to the extent of any pecuniary interest therein.

(2)
Based solely on information contained in a Schedule 13G filed with the SEC on February 21, 2006, J. Carlo Cannell ("Cannell") is the direct beneficial owner of the shares of Common Stock included in this table. Cannell is the controlling member of Cannell Capital LLC ("Adviser"). The Adviser acts as the investment adviser to The Cuttyhunk Fund Limited ("Cuttyhunk"), The Anegada Master Fund Limited ("Anegada"), and TE Cannell Portfolio, Ltd. ("TEC") and is the general partner of and investment adviser to Tonga Partners, L.P. ("Tonga" and, collectively, with Cuttyhunk, Anegada and TEC, the "Funds"). The principal business of each Fund is to invest in securities. The principal office and business address of Mr. Cannell is 150 California Street, 5th Floor, San Francisco, CA 94111. (i) Cuttyhunk owns 171,600 shares (0.7%) (ii) Anegada owns 302,119 shares (1.3%) (iii) TE Cannell owns 264,000 shares (1.1%) (iv) Tonga owns 457,600 shares (1.9%)

(3)
Based solely on information contained in a Schedule 13G filed with the SEC on January 27, 2006, Artisan Partners Limited Partnership ("Artisan Partners") is an investment adviser registered under section 203 of the Investment Advisers Act of 1940; Artisan Investment Corporation, ("Artisan Corp"). is the General Partner of Artisan Partners; Andrew A. Ziegler and Carlene Murphy Ziegler are the principal stockholders of Artisan Corp. The shares included in this table have been acquired on behalf of discretionary clients of Artisan Partners. Persons other than Artisan Partners are entitled to receive all dividends from, and proceeds from the sale of, those shares. None of those persons, to the knowledge of Artisan Partners, Artisan Corp., Mr. Ziegler or Ms. Ziegler, has an economic interest in more than 5% of the class. The address of Artisan Partners is 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202

(4)
Based solely on information contained in a Schedule 13G filed with the SEC on February 8, 2006, Mazama Capital Management, Inc. ("Mazama"), an investment adviser in accordance with §240.13d-1(b)(1)(ii)(E), has the sole power to vote 675,000 of the shares of Common Stock included in this table and the sole power to dispose of all of the shares of Common Stock included in this table. The address of Mazama is One Southwest Columbia Street, Suite 1500, Portland, OR 97258

(5)
Based solely on information contained in a Schedule 13G filed with the SEC on March 10, 2006, accounts managed on a discretionary basis by Morgan Stanley are known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from, the sale of these securities. No such account holds more than 5% of the class. The address of Morgan Stanley is 1585 Broadway, New York, NY 10036.

(6)
Based solely on information contained in a Schedule 13G filed with the SEC on February 17, 2006, Eton Park Fund, L.P., ("EP Fund") owns 769,615 shares of Common Stock included in this table; Eton Park Master Fund, Ltd., ("EP Master Fund") owns 1,429,285 shares of Common Stock included in this table; Eton Park Associates, L.P., ("EP Associates"), serves as the general partner of EP Fund. Eton Park Capital Management, L.P. ("EP Management"), serves as investment manager to EP Master Fund. EP Associates serves as the general partner of EP Fund and has the power to direct the affairs of EP Fund including decisions with respect to the disposition of the proceeds from the sale of the shares of Common Stock held by EP Fund. Eton Park

  Associates, L.L.C. serves as the general partner of EP Associates. Mr. Mindich is managing member of Eton Park Associates, L.L.C. and may, by virtue of his position as managing member, be deemed to have power to direct the vote and disposition of the shares of Common Stock held by EP Fund. EP Master Fund is a client of EP Management. Eton Park Capital Management, L.L.C. serves as the general partner of EP Management. Mr. Mindich is the managing member of Eton Park Capital Management, L.L.C. and may, by virtue of his position as managing member, be deemed to have power to direct the vote and disposition of the shares of Common Stock held by EP Master Fund. Mr. Mindich disclaims beneficial ownership of the Common Stock reported herein, other than the portion of such shares which relates to his individual economic interest in each of EP Fund and EP Master Fund. The address of the business office of each of the Reporting Persons is 825 Third Avenue, 8th Floor, New York, NY 10022.

(7)
Based solely on information contained in a Schedule 13G filed with the SEC on February 15, 2006, Duke Buchan III, as senior managing member of Hunter Global Associates L.L.C. ("Associates"), and as the sole member of the general partner of Hunter Global Investors L.P. ("Investors") has shared dispositive power and shared voting power with respect to all of the shares of Common Stock included in this table. Hunter Global Associates L.L.C. has shared dispositive power and shared voting power with respect to 318,733 shares of Common Stock included in this table; Hunter Global Investors Fund I L.P. ("Fund I") has shared dispositive power and shared voting power with respect to 307,924 shares of Common Stock included in this table; Hunter Global Investors Fund II L.P. ("Fund II") has shared dispositive power and shared voting power with respect to 10,809 shares of Common Stock included in this table. Investors is the investment manager of Fund I, Fund II, Hunter Global Investors Offshore Fund Ltd., a Cayman Islands exempted company ("Off I") and Hunter Global Investors Offshore Fund II Ltd., a Cayman Islands exempted company ("Off II"), and has shared dispositive power and shared voting power with respect to all of the shares of Common Stock included in this table. Mr. Buchan, the senior managing member of Associates and the sole member of the general partner of Investors, has the power to direct the affairs of Associates, Investors, Fund I, Fund II, Off I and Off II, including decisions with respect to the disposition of proceeds from the sale of the Common Stock. The address of the business office of each of the above referenced persons is 485 Madison Avenue, 22nd Floor, New York, NY 10022.

(8)
All of these shares are issuable upon the exercise of options. Excludes 728,617 shares issuable upon the exercise of options that do not vest within 60 days of April 7, 2006.

(9)
All of these shares are issuable upon the exercise of options. Excludes 246,442 shares issuable upon the exercise of options that do not vest within 60 days of April 7, 2006.

(10)
5,600 shares are owned by Mr. Lively and the balance are issuable upon the exercise of options. Excludes 178,581 shares issuable upon the exercise of options that do not vest within 60 days of April 7, 2006.

(11)
All of these shares are issuable upon the exercise of options. Excludes 75,718 shares issuable upon the exercise of options that do not vest within 60 days of April 7, 2006.

(12)
All of these shares are issuable upon the exercise of options. Excludes 24,382 shares issuable upon the exercise of options that do not vest within 60 days of April 7, 2006.

(13)
Excludes 36,574 shares issuable upon the exercise of options that do not vest within 60 days of April 7, 2006.

(14)
All of these shares are issuable upon the exercise of options. Excludes 24,382 shares issuable upon the exercise of options that do not vest within 60 days of April 7, 2006.

(15)
Of these shares, 2,000 shares are indirectly beneficially owned by Ms. Rose by means of a trust for the benefit of Ms. Rose and her family. The balance are issuable upon the exercise of options. Excludes 24,382 shares issuable upon the exercise of options that do not vest within 60 days of April 7, 2006.

(16)
Mr. Stein is a Vice President in the Private Equity Group of Ares Management, Inc., an affiliate of Ares. Mr. Stein disclaims beneficial ownership of the shares of Common Stock owned by Ares, except to the extent of any pecuniary interest therein.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

        The executive officers of Maidenform Brands, Inc., and their ages and positions as of April 7, 2006, are:

Thomas J. Ward	59	Chief Executive Officer and Vice Chairman of the Board of Directors
Maurice S. Reznik	52	President
Dorvin D. Lively	47	Executive Vice President and Chief Financial Officer
Steven N. Masket	52	Executive Vice President, General Counsel and Secretary

        Thomas J. Ward is our Chief Executive Officer and Vice Chairman of the Board of Directors. See "Proposal One—Election of Directors—General" for a discussion of Mr. Ward's business experience.

        Maurice S. Reznik has been President since May 2004 and is responsible for marketing, merchandising, design and sales for both branded and private label products. From April 1998 to May 2004, Mr. Reznik was President of the Maidenform division of our predecessor company. In the 19 years prior to joining us, Mr. Reznik held various sales and management positions in the intimate apparel industry, most recently as President of Warner's Intimate Apparel Group, a division of Warnaco, Inc. from June 1994 to September 1997. Prior to that, Mr. Reznik also held a series of positions with VF Corporation and Sara Lee Corporation. Mr. Reznik received a B.A. in Economics from Queens College in New York City.

        Dorvin D. Lively has been our Chief Financial Officer and an Executive Vice President since November 2004. Prior to joining us, Mr. Lively served as Senior Vice President and Corporate Controller of Toys "R" Us, Inc. from January 2001 until October 2004. From October 1998 until January 2001, Mr. Lively was Senior Vice President and Corporate Controller of The Reader's Digest Association. Mr. Lively has also served as the Chief Financial Officer of Silverado Foods, Inc. and in a variety of financial management positions with PepsiCo, Inc. Mr. Lively is a certified public accountant who began his career with Arthur Andersen. Mr. Lively served as a Professional Accounting Fellow with the Financial Accounting Standards Board and is a member of the Arkansas and Oklahoma Society of Certified Public Accountants. Mr. Lively received a B.A. in Accounting from the University of Arkansas.

        Steven N. Masket has been our Executive Vice President, General Counsel and Secretary since 1995. Prior to that, Mr. Masket was General Counsel and Secretary since 1986. Prior to joining us as Assistant General Counsel in 1982, Mr. Masket practiced law in New York City for four years. Mr. Masket also served as an industry advisor to the textile program of the Commerce Department and United States Trade Representative's Office as well as a trustee of the UNITE-HERE National Retirement Fund. Mr. Masket received an A.B. in Religion from Vassar College and a J.D. from Columbia University School of Law.

Summary of Cash and Certain Other Compensation

        The following table sets forth the compensation earned for all services rendered to us in all capacities during fiscal 2005 and fiscal 2004 by our Chief Executive Officer and each of our other executive officers. We sometimes refer to these individuals elsewhere in this prospectus as "named executive officers."

		Annual Compensation(1)
Name and Principal Position						Long-Term Compensation Awards#(2)	All Other Compensation($)(3)
	Year	Salary($)		Bonus($)
Thomas J. Ward Chief Executive Officer and Vice Chairman	2005 2004	531,154 481,025		— 670,787	(4)	150,000 1,028,652	872,401 —	(5)
Maurice S. Reznik President	2005 2004	427,092 401,137		439,292 536,399		75,000 342,884	268,622 1,209,719	(6) (7)
Dorvin D. Lively Executive Vice President and Chief Financial Officer	2005 2004	361,765 48,515	(9)	288,001 91,875		50,000 171,442	90,634 75,000	(8) (10)
Steven N. Masket Executive Vice President, General Counsel and Secretary	2005 2004	256,111 251,227		136,142 169,979		30,000 91,436	79,121 250,000	(11) (7)

(1)
The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in that column.

(2)
With respect to options granted in 2005, all options listed were granted on July 22, 2005 at $17.00 per share, which was the initial public offering price. With respect to 2004, we note the following: the options listed for Mr. Ward were granted on May 11, 2004; the options listed for Messrs. Reznik and Masket were granted on August 5, 2004; and the options listed for Mr. Lively were granted on November 8, 2004. One half of the options received by each named executive officer were granted at an exercise price of $1.82 and the other half of such options were granted at an exercise price of $3.64.

(3)
The aggregate value of perquisites and other personal benefits received by each of the named executive officers was less than either $25,000 or 10.0% of the total annual salary and bonus reported for each such named executive officer, whichever is less, but such amounts are nonetheless reported in this column.

(4)
In December 2005, Mr. Ward waived the incentive compensation ($604,000) to which he would have otherwise been entitled to payment in 2006 pursuant to the 2005 Annual Performance Bonus Plan.

(5)
This amount includes a bonus of $860,000 paid in connection with the refinancing of the Amended & Restated Credit Agreement. This amount also includes the value of company matching contributions to our 401(k) savings plan, company-paid premiums for term life insurance in excess of $50,000 and auto transportation expenses.

(6)
This amount includes a bonus of $264,500 paid in connection with the refinancing of the Amended & Restated Credit Agreement. This amount also includes the value of company matching contributions to our 401(k) savings plan and company-paid premiums for term life insurance in excess of $50,000.

(7)
Represents a bonus paid to the named executive officer in connection with the acquisition of control of Maidenform, Inc. by Ares Corporate Opportunity Fund, L.P. and others (the "Acquisition").

(8)
This amount includes a bonus of $90,000 paid in connection with the refinancing of the Amended & Restated Credit Agreement. This amount also includes the value of company-paid premiums for term life insurance in excess of $50,000.

(9)
Mr. Lively's employment with us commenced on November 8, 2004. His annualized salary for 2004 was $350,000.

(10)
Represents a signing bonus paid to Mr. Lively in connection with the commencement of his employment.

(11)
This amount includes a bonus of $75,000 paid in connection with the refinancing of the Amended & Restated Credit Agreement. This amount also includes the value of company matching contributions to our 401(k) savings plan and company-paid premiums for term life insurance in excess of $50,000.

Option grants in last fiscal year

        The following table sets forth information regarding exercisable and unexercisable stock options granted to each of the named executive officers in the last fiscal year. No stock appreciation rights were granted to the named executive officers during the fiscal year ended December 31, 2005. Potential realizable values are computed by (1) multiplying the number of shares of common stock subject to a given option by the assumed market value on the date of grant, (2) assuming that the aggregate stock value derived from that calculation compounds annually for the entire term of the option, and (3) subtracting from that result the aggregate option exercise price.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year(%)	Exercise Price Per Share($)	Expiration Date	5%($)	10%($)
Thomas J. Ward	150,000	28%	17.00	July 21, 2012	1,038,106	2,419,229
Maurice S. Reznik	75,000	14%	17.00	July 21, 2012	519,053	1,209,614
Dorvin D. Lively	50,000	9.3%	17.00	July 21, 2012	346,035	806,410
Steven N. Masket	30,000	5.6%	17.00	July 21, 2012	207,621	483,846

(1)
The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the SEC and do not represent our estimate or projection of future stock price growth.

  Aggregate option exercises last fiscal year and fiscal year-end option values

        The following table provides certain summary information concerning stock options held as of December 31, 2005 by each of the named executive officers. The value realized from exercised options is deemed to be the market value of our Common Stock on the date of exercise, less the exercise price of the option, multiplied by the number of shares underlying the option. The value of the unexercised in-the-money options at December 31, 2005 is based on the assumed fair market value of the Common Stock at December 31, 2005, less the exercise price of the option, multiplied by the number of shares underlying the options.

			Number of Securities Underlying Unexercised Options at December 31, 2005(#)		Value of Unexercised In-the-Money Options at December 31, 2005($)(1)
Name	Shares Acquired on Exercise	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas J. Ward (2)	247,157	5,284,968	703,273	792,908	7,847,180	6,384,076
Maurice S. Reznik (2)	63,623	1,349,974	167,459	332,163	1,881,108	2,553,629
Dorvin D. Lively	—	—	42,861	178,581	425,610	1,276,809
Steven N. Masket (2)	15,906	337,498	43,293	98,577	484,458	680,970

(1)
On December 30, 2005 (the last trading day in the 2005 Fiscal Year), the closing selling price of a share of our Common Stock on the New York Stock Exchange was $12.66.

(2)
The Shares acquired upon exercise by Messrs. Ward, Reznik and Masket were a portion of the rollover options to purchase common and preferred stock of Maidenform Brands, Inc. granted to each of them in 2004. These options were granted in connection with the Acquisition in substitution for outstanding in-the-money stock options previously granted at the then-current fair market value by Maidenform, Inc., and were granted at an exercise price and in an amount to equal the in-the-money value of the underlying options of Maidenform, Inc. which they replaced. Approximately 4% of the exercised options were options to purchase preferred stock, which preferred stock was redeemed by the Company in connection with its initial public offering. The balance of the shares were common stock options sold in connection with the initial public offering as more specifically detailed in the Company's Registration Statement on Form S-1.

Long-Term Incentive Plans

        The Company has no long-term incentive plans other than its 2005 Stock Incentive Plan.

Report on Repricing of Options

        There were no adjustments or amendments to the exercise price of stock options previously awarded to any of the named executive officers during the last fiscal year.

Employment Agreements with Named Executive Officers

Thomas J. Ward Employment Agreement

        In May 2004, our wholly owned subsidiary, Maidenform, Inc., entered into an employment agreement with Thomas J. Ward, our Chief Executive Officer. The agreement is for an initial term of four years and will be automatically renewed for successive periods of one year unless either we or Mr. Ward decide to terminate the agreement on one year's notice. The agreement provides that Mr. Ward will receive a base salary of not less than $500,000 per year and that Mr. Ward will be eligible to receive a bonus pursuant to our 2005 Annual Performance Bonus Plan. For each calendar year, Mr. Ward is eligible to receive a maximum aggregate bonus under the plan of up to 140% of the base salary paid to Mr. Ward in such year based upon the achievement of certain predetermined criteria. For 2006, the Compensation Committee has adopted corporate bonus targets pursuant to the Company's 2005 Annual Bonus Plan that makes Mr. Ward eligible to receive a bonus of up to 180% of the base salary paid to Mr. Ward in such year based upon the achievement of certain predetermined criteria. Mr. Ward was granted an option to purchase 514,326 shares of our common stock at an exercise price of $1.82 per share and an option to purchase 514,326 shares of our common stock at an exercise price of $3.64 per share, each in accordance with the terms of our 2004 Stock Option Plan. These options vest and become exercisable in equal quarterly installments over a four year period for so long as Mr. Ward remains continuously employed by us, subject to 100% acceleration of vesting upon Mr. Ward's death or "disability," or upon a "change of control" (each as defined in the agreement). Mr. Ward is also entitled to participate in all benefit plans and programs available to our other senior executives, at a level commensurate with his position.

        If Mr. Ward's employment is terminated by us without "cause" or by Mr. Ward with "good reason" (each as defined in the agreement), subject to Mr. Ward's execution of a general release of claims, Mr. Ward will be entitled to:

  •
  receive a lump sum payment equal to two times the sum of his then current base salary plus his average annual bonus over the prior three calendar years;

  •
  accelerated vesting of all stock options that would have otherwise vested during the 24 months following the date of such termination of employment; and

  •
  continue to receive health coverage for himself and his eligible dependents, if he so elects, for a period of up to 18 months after such termination.

        The terms of the agreement provide that Mr. Ward cannot compete with us through his participation in any business in competition with any business conducted by us until two years after the termination of his employment with us. Additionally, during such two year period, Mr. Ward is prohibited from directly or indirectly soliciting any of our customers for the purpose of selling any products or services similar or comparable to our products and services. The agreement also prohibits Mr. Ward from attempting to influence any of our suppliers, customers or potential customers from terminating or modifying any of their agreements with us, or from attempting to influence any employee from terminating or modifying his employment with us. The agreement also contains proprietary information and confidentiality provisions.

Maurice S. Reznik Employment Agreement

        In June 2005, our wholly owned subsidiary, Maidenform, Inc., entered into an employment agreement with Maurice S. Reznik, our President, which supersedes Mr. Reznik's prior employment agreement, dated as of June 1, 1998. The agreement will be automatically renewed for successive periods of one year unless either we or Mr. Reznik decide to terminate the agreement on 120 days' notice. The agreement provides that Mr. Reznik will receive a base salary of not less than $430,000 per year and a bonus of up to 140% of the base salary paid to Mr. Reznik in each calendar year based upon the achievement of certain predetermined financial and non-financial performance criteria. For 2006, the Compensation Committee has adopted corporate bonus targets pursuant to the Company's 2005 Annual Bonus Plan that makes Mr. Reznik eligible to receive a maximum aggregate bonus under the plan of up to 180% of the base salary paid to Mr. Reznik in such year based upon the achievement of certain predetermined criteria. Mr. Reznik is also entitled to participate in all benefit plans and programs available to our other senior executives, at a level commensurate with his position.

        If Mr. Reznik's employment is terminated by us without "cause" or by Mr. Reznik with "good reason" (each as defined in the agreement), or if we elect not to extend the term of the agreement, subject to Mr. Reznik's execution of a general release of claims, Mr. Reznik will be entitled to:

  •
  a lump sum payment equal to 150% of his then current base salary, payable within 30 days of the effective date of his termination (or such later date as required under Section 409A of the Internal Revenue Code);

  •
  a lump sum payment equal to Mr. Reznik's average annual bonus over the three calendar years immediately preceding his termination of employment, payable within 30 days of the date of termination of employment or such later date as required under Section 409A of the Internal Revenue Code;

  •
  if Mr. Reznik (or his dependents) timely elect coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), we will pay the cost of such COBRA coverage in an amount equal to 100% of the monthly premium for such coverage for 18 months; and

  •
  we will provide Mr. Reznik with outplacement services, subject to limitations.

        With respect to stock options granted to Mr. Reznik prior to May 2005 that were unvested as of December 31, 2004, upon a termination of employment by us without "cause" or by Mr. Reznik for "good reason" or as a result of non-extension of the term of employment by us, unvested stock options that would have otherwise vested during the 12 months following the date of termination of Mr. Reznik's employment will become immediately vested. In fiscal 2006, Mr. Reznik's stock options that are subject to Section 409A of the Internal Revenue Code are being amended to comply with Section 409A.

        Mr. Reznik is eligible to receive discretionary stock option grants under the 2005 Stock Incentive Plan. All options granted to Mr. Reznik under the 2005 Stock Incentive Plan will have an exercise price equal to the fair market value of our common stock on the grant date and will vest and become exercisable in equal annual installments over a four year period for so long as Mr. Reznik remains employed by us, subject to 100% acceleration of vesting upon a "change in control" (as defined under the plan). Upon a termination of employment by us without "cause" or by Mr. Reznik for "good reason" or as a result of non-extension of the term of employment by us, unvested stock options with respect to the number of shares that would have otherwise vested during the 12 months following the date of termination of Mr. Reznik's employment will become immediately vested.

        The terms of the agreement provide that Mr. Reznik cannot compete with us in any business activity directly competitive with our business until 18 months after the termination of his employment with us. In addition, during such period, Mr. Reznik is prohibited from directly or indirectly soliciting any of our customers. The agreement also prohibits Mr. Reznik from attempting to influence any of our suppliers, customers or potential customers from terminating or modifying any of their arrangements with us, or from attempting to influence any person from terminating or modifying his or her service relationship with us.

        The agreement also contains proprietary information and confidentiality provisions. Mr. Reznik also agreed to assign to us any intellectual property rights he may have in any developments or discoveries that he conceives, creates, make, develop, reduce to practice or acquire during the term of his employment.

Dorvin D. Lively Employment Agreement

        In October 2004, our wholly owned subsidiary, Maidenform, Inc., entered into an employment agreement with Dorvin D. Lively, our Executive Vice President and Chief Financial Officer. The agreement is for an initial term of one year, commencing on November 8, 2004, and will be automatically renewed for successive periods of one year unless either we or Mr. Lively decide to terminate the agreement on sixty days notice prior to the expiration of the then current term. The agreement provides that Mr. Lively will receive a base salary of not less than $350,000 per year and an initial bonus of $75,000. The agreement also provides that Mr. Lively shall be eligible to receive, pursuant to our 2005 Annual Performance Bonus Plan, a bonus of up to 105% of the base salary paid to Mr. Lively in each year during the term of his employment. For 2006, the Compensation Committee has adopted corporate bonus targets pursuant to the Company's 2005 Annual Bonus Plan that makes Mr. Lively eligible to receive a maximum aggregate bonus under the plan of up to 135% of the base salary paid to Mr. Lively in such year based upon the achievement of certain predetermined criteria. The agreement provides that Mr. Lively shall receive a bonus of not less than $91,875 for calendar year 2004 and, if he is employed by us through December 31, 2005, he shall receive a bonus of not less than $220,500 for calendar year 2005. Mr. Lively was granted an option to purchase 85,721 shares of our common stock at an exercise price of $1.82 per share and an option to purchase 85,721 shares of our common stock at an exercise price of $3.64 per share, each in accordance with the terms of our 2004 Stock Option Plan. These options vest and become exercisable in four equal annual installments over a four year period so long as Mr. Lively remains continuously employed by us, subject to 100% acceleration of vesting upon a "change of control" (as defined in the agreement). In fiscal 2006, Mr. Lively's stock options that are subject to Section 409A of the Internal Revenue Code are being amended to comply with Section 409A. Mr. Lively is also entitled to participate in all benefit plans and programs available to our other senior executives, at a level commensurate with his position.

        If Mr. Lively's employment is terminated by us without "cause" or by Mr. Lively with "good reason" (each as defined in the agreement) or if we fail to renew the term of the agreement then, subject to Mr. Lively's execution of a general release of claims, Mr. Lively will be entitled to:

  •
  receive a lump sum payment equal to the amount of his then current base salary; and

  •
  continue to receive health coverage for himself and his eligible dependents, if he so elects, for a period of up to twelve months after such termination, paid for by us.

        The terms of the agreement provide that Mr. Lively cannot compete with us through his participation in any business in competition with any business conducted by us until one year after the termination of his employment with us. Additionally, during such one year period, Mr. Lively is prohibited from directly or indirectly soliciting any of our customers for the purpose of selling any products or services similar or comparable to our products and services. The agreement also prohibits Mr. Lively from attempting to influence any of our suppliers, customers or potential customers from terminating or modifying any of their agreements with us, or from attempting to influence any employee from terminating or modifying his employment with us. The agreement also contains confidentiality provisions.

Steven N. Masket Employment Agreement

        In November 1999, our wholly owned subsidiary, Maidenform, Inc., entered into an employment agreement with Steven N. Masket, our Executive Vice President, General Counsel and Secretary. The term of the agreement extends one year from the date either we or Mr. Masket decide to terminate the agreement. The agreement provides that Mr. Masket will receive a base salary of not less than $200,000 per year. Mr. Masket is also entitled to participate in all benefit plans and programs available to our other senior executives, at a level commensurate with his position.

        If Mr. Masket's employment is terminated by us without "cause" or by Mr. Masket with "good reason" (each as defined in the agreement), Mr. Masket will be entitled to the greater of:

  •
  his then current base salary for the remaining term of the agreement, reduced by the amount of any earned income, if any, from other employment during such period; and

  •
  the severance pay to which he would otherwise be entitled to pursuant to any applicable severance pay plan, to be paid in accordance with our regular payroll practices.

        We are also obligated to pay 75% of the cost of COBRA continuation coverage for Mr. Masket and his eligible dependents for up to one year, to the extent Mr. Masket elects to receive such coverage.

        In the event of a "change in control event" (as defined in the agreement), if Mr. Masket's employment is terminated by us without "cause" or by Mr. Masket for "good reason" within one year after any such event, then, instead of the foregoing payments (other than payment of COBRA premiums, which Mr. Masket will continue to receive as described above), Mr. Masket will be entitled to receive an amount equal to all salary and benefits accrued to the date of termination and incentive payments pro rated to the date of termination plus the greater of:

  •
  his then current base salary for the remaining term of the agreement; and

  •
  an amount equal to the sum of one year's base salary, at the highest rate of base salary paid to Mr. Masket during the term of the agreement, plus the average of the incentive compensation payable to Mr. Masket for the two full calendar years preceding the calendar year in which the termination occurred.

        If Mr. Masket's employment is terminated by us for "cause" or voluntarily by Mr. Masket without "good reason," the terms of the agreement provide that Mr. Masket cannot, for a period of one year following the date of his termination:

  •
  engage in or participate in any business activity directly competitive with our business as conducted on the date of his termination;

  •
  have any interest or participation in any entity engaged in any business that is directly competitive with our business on the date of his termination, other than the ownership of no more than 5% of the outstanding securities of any class of any publicly-traded company;

  •
  solicit any of our customer for the purpose of selling any services which are substantially similar or comparable to the services we then offer;

  •
  influence or attempt to influence any supplier, customer or potential customer from terminating or modifying any written agreement or course of dealing with us;

  •
  influence or attempt to influence any employee from terminating or modifying his employment with us; and

  •
  employ, directly or indirectly, any person employed by us during the six month period preceding his date of termination.

        The agreement also contains confidentiality provisions. In fiscal 2006, Mr. Masket's stock options that are subject to Section 409A of the Internal Revenue Code are being amended to comply with Section 409A.

Compensation Committee Interlocks and Insider Participation

        From April 7, 2006 to the present, the members of our Compensation Committee have been Mr. Axelrod (Chair), Mr. Compton and Ms. Rose.

        From January 1, 2006 through April 6, 2006, the members of our Compensation Committee were Mr. Axelrod (Chair) and Ms. Rose.

        From July 27, 2005 through December 31, 2005, the members of our Compensation Committee were Mr. Graves (Chair) and Mr. Axelrod. Mr. Graves resigned from our Board of Directors, effective December 31, 2005.

        From May 10, 2004 through July 26, 2005, the members of our Compensation Committee were Messrs. Graves, Kaplan (Chair) and Stein.

        In the past fiscal year, no other individuals served on our Compensation Committee. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Maidenform, Inc. Retirement Plans

        We sponsor a defined benefit plan, the Maidenform, Inc. Retirement Plan, covering substantially all of our eligible employees, including the named executive officers, who are not covered by benefit plans through their union. This plan is the result of the merger of two separate defined benefit plans, effective April 14, 1999. As of that date, the Restated Replacement Maidenform, Inc. Retirement Plan (the "Replacement Plan") (the successor to the original Maidenform, Inc. retirement plan, adopted effective in 1955) merged into the NCC Industries, Inc. Defined Benefit Pension Plan (the "NCC Plan"), and the combined plan was renamed the Maidenform, Inc. Retirement Plan. After the merger, the Maidenform, Inc. Retirement Plan became responsible for payment of all vested benefits that were previously payable by the Replacement Plan and the NCC Plan.

        We have included in our consolidated balance sheet at December 31, 2005 a liability in the amount of $7.1 million related to the Maidenform, Inc. Retirement Plan. Separately, in accordance with the actuarial valuation of the plan, the minimum required contribution to be made in 2005 for the 2004 plan year is zero. Nevertheless, in order to preserve the existing credit balance and maintain funding within 90% of expected full funding needs, we intend to contribute approximately $1.9 million to our defined benefit plan in 2005.

        The Maidenform, Inc. Retirement Plan consists of a basic benefit and a supplemental benefit, as more fully described below.

  Basic Benefit—Replacement Plan portion of Maidenform, Inc. Retirement Plan

        The basic non-contributory annual normal retirement benefit under the Replacement Plan portion of the Maidenform, Inc. Retirement Plan is determined as follows for employees employed on or after January 1, 1997: (i) 1.75% of the annual basic covered compensation (as described below) earned after 1983; (ii) 1.5% of the average annual basic covered compensation in 1983 and 1984 multiplied by the number of years of creditable service before 1984, and in the case of a participant who has no service before 1983, 1.5% of the annual basic covered compensation in

1983; plus (iii) 1% of the average annual covered compensation in 1983 and 1984 multiplied by years of prior service (service prior to 1955). Basic covered compensation is limited to $10,000 per year through 1987, $15,000 in 1988, $18,000 per year for 1989 through 1993, and $26,000 per year thereafter.

  Supplemental Benefit—Replacement Plan portion of Maidenform, Inc. Retirement Plan

        The Supplemental Benefit of the Replacement Plan portion of the Maidenform, Inc. Retirement Plan also provides supplemental benefits to participants who elect to make payroll deductions equal to 2% of supplemental compensation (as described below) in order to pay a portion of the supplemental benefits.

        Supplemental benefits are equal to the sum of: (i) 1.75% of supplemental compensation earned after 1988; (ii) 1.5% of supplemental compensation earned during 1985 through 1988; (iii) 1.5% of the average supplemental compensation in 1983 and 1984 multiplied by the number of years of creditable service before 1985 during which the participant was a member in the supplemental benefit portion of the plan, and in the case of a participant who had no service before 1983, 1.5% of the supplemental compensation in 1983 and 1984); and (iv) 0.5% of the average supplemental compensation in 1983 and 1984 multiplied by the total number of years of prior service (service prior to 1955). So long as a participant contributes to the supplemental benefit, the participant will earn a supplemental benefit until the earlier of: (1) retirement or other termination of employment; or (2) the date the number of years service equals or exceeds 40. Supplemental compensation means compensation in excess of basic covered compensation (as defined above), subject to the legal limits ($210,000 for 2005).

        As of December 31, 2005, the estimated annual benefit payable upon retirement at normal retirement age (i.e., the later of age 65 or the fifth anniversary of the date a participant first participated in the plan) in the form of a single life annuity under the Maidenform, Inc. Retirement Plan is to our named executive officers as follows: Thomas Ward—$15,399.96; Maurice Reznik—$3,185.04; Steven Masket—$63,291.36; and Dorvin Lively—$910. These amounts are based on compensation and years of service earned through 2005. As of December 31, 2005, Messrs. Ward and Lively are not vested in their benefits under the plan.

Maidenform, Inc. Savings Plan

        We sponsor a defined contribution plan, the Maidenform, Inc. Savings Plan, covering substantially all of our eligible employees who are not covered by benefit plans through their union. Participants in this plan are permitted to contribute up to 20% of their compensation (subject to legal limits) to the plan on a pre-tax basis. We will make a matching contribution on behalf of each participant in an amount equal to 50% of the first 3% of the participant's eligible compensation contributed to the plan as a deferral contribution, subject to our right to amend or terminate the plan.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee of the Board of Directors is responsible for administering the Company's executive compensation programs and establishing the salaries and other compensation of the Company's executive officers. The Compensation Committee consists of only directors appointed by the Board who satisfy the independence requirements of the New York Stock Exchange and the "non-employee director" requirements under Section 16 of the Exchange Act. The Compensation Committee Charter, approved by the Board, clearly articulates the duties and responsibilities of the Compensation Committee. The Compensation Committee's responsibilities include establishing the goals, reviewing the performance and setting the annual base, bonus and long-term compensation levels, and fringe benefits for the Chief Executive Officer and other executive officers. The Compensation Committee administers the Company's 2005 Stock Incentive Plan and approves all long-term incentive awards, including stock option and restricted stock grants, to the executive officers, including the Chief Executive Officer, and all other eligible employees. In addition, the Compensation Committee reviews the Company's general compensation policies and annually sets performance targets for the annual bonus plan. Finally, the Compensation Committee reviews the Company's management development and succession planning. The Compensation Committee has the authority to retain a consulting firm or expert to assist in the assessment of the compensation of the Chief Executive Officer and other executive officers. The Compensation Committee may also retain its own legal, accounting or other expert it deems necessary to carry out its duties.

Compensation Philosophy

        The Company is committed to achieving long-term, sustainable growth and increasing stockholder value. The Company's compensation programs for executive officers are designed to maintain these commitments and encourage strong financial performance on an annual and longer-term basis by tying a significant portion of total compensation to Company performance in the form of incentive compensation. The principal elements of the compensation structure for the Chief Executive Officer and other executive officers are base salary, performance bonus awards, certain fringe benefits, and long-term compensation consisting primarily of stock options.

        In order to maintain the effectiveness of our current executive compensation structure, the Compensation Committee annually reviews the reasonableness of executive compensation levels using public information about comparable companies within our industry, taking into account individual performance as well as the Company's growth and profitability. In making such determinations, the Compensation Committee reviews the nature and scope of each executive officer's responsibilities as well as his or her effectiveness in supporting our long-term goals. The Compensation Committee attempts to set levels of salary, bonus, and other compensation at levels that will attract, motivate, and retain superior executive talent in a highly competitive environment. The Compensation Committee has recently retained Steven Hall & Partners, an independent compensation consulting firm, to advise it on compensation matters.

Annual Base Compensation

        The Compensation Committee annually reviews and establishes the base salaries of executive officers, including the Chief Executive Officer. In determining the appropriate level of base compensation, the Compensation Committee considers various factors such as the executive's employment agreement with the Company, the executive's performance and responsibilities, leadership, years of experience, competitive salaries within the marketplace, and the executive's total compensation package. Annual salary adjustments for our named executive officers are now effective each year beginning on March 15.

Annual Performance Bonuses

        Annual performance bonuses are designed to motivate employees to continuously improve Company performance by aligning a portion of their compensation with the Company's annual performance and to reward employees for helping the Company attain key business and financial goals. The annual performance bonus for executive officers consists of a cash bonus payment based upon both the Company's growth and profitability and individual executive performance. In accordance with the Company's 2005 Annual Performance Bonus Plan, the Compensation Committee approves corporate performance targets for the Company, including each of the named executive officers. The corporate bonus targets in 2005 were based on EBITDA and provided for a maximum aggregate bonus level of up to 140% of such individual's target annual incentive. In 2006, those targets are based upon operating income and provide for a maximum aggregate bonus level under the plan of up to 180% of such individual's target annual incentive. The Compensation Committee approves annual bonuses for all eligible employees, including the executive officers, based on whether the Company achieved its pre-approved financial targets and whether any other pre-established performance criteria that may be set by the Compensation Committee were achieved.

        For 2005, target bonus awards for executive officers, including the Chief Executive Officer, were set as a percentage of their base salaries. The bonuses paid to the Company's executive officers for the past two years along with their base salaries earned and grants of stock options are shown in the table included in the section entitled "Summary of Cash and Certain Other Compensation" (see page 12).

Long-Term Compensation

        In order to ensure that the interests of management are aligned with maximizing stockholder value, the Company provides and maintains a long-term equity incentive program that the Compensation Committee administers.

        The Compensation Committee has the authority to grant equity awards under the Company's 2005 Stock Incentive Plan. Under the plan, the Compensation Committee may award incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, unrestricted stock, stock deliverable on a deferred basis, performance-based stock awards, and cash payments intended to defray the cost of awards. Participation in the plan is limited to directors and key employees who are recommended by management and approved by the Compensation Committee. The limit on shares available under the plan are subject to adjustment to reflect stock splits or stock dividends, combinations, and certain other events. The plan also includes provisions concerning the treatment of awards upon the termination of service of an individual employee, and in the case of a merger or similar corporate transaction by the Company.

        As of December 31, 2005, there were 516,000 stock options currently outstanding under the Company's 2005 Stock Incentive Plan. These stock options generally have a seven-year term and vest over four years in equal annual installments. In addition the Company has three stock options plans pursuant to which grants were made in prior years but from which no further shares of Common Stock are available for issuance. Those plans are, as follows: the Company's 2004 Rollover Stock Option Plan pursuant to which 419,700 rollover common stock options have been granted and are 100% vested; the Company's 2004 Stock Option Plan pursuant to which 1,992,449 common stock options have been issued, with ten-year terms and subject to four-year vesting from date of grant; and the Company's 2004 Stock Option Plan for Non-Employee Directors pursuant to which 109,722 common stock options have been issued, with ten-year terms and subject to three-year vesting from date of grant. As of December 31, 2005, there were a total of 1,234,000 shares of common stock available for issuance under the Company's 2005 Stock Incentive Plan. In fiscal 2006, stock options that are subject to Section 409A of the Internal Revenue Code and that were granted to named executive officers (excluding the Chief Executive Officer) and certain other employees and non-employee directors, are being amended to comply with Section 409A.

Compensation of Chief Executive Officer

        During fiscal 2005, the base salary of the Company's Chief Executive Officer, Thomas J. Ward, was increased from $500,000 to $550,000, which represents a 10% increase. Mr. Ward also participated in the annual incentive bonus program discussed above pursuant to which he would have been entitled to receive $604,000 (compared to $670,787 in fiscal 2004) primarily based upon the Company's achievement of EBITDA targets sufficiently in excess of its target, and execution of short and long-term strategic goals and leadership objectives. Prior to the end of the year, Mr. Ward waived this incentive compensation which would have been payable in 2006. Mr. Ward received a special cash bonus of $860,000 paid in July 2005 in connection with the refinancing of the Amended and Restated Credit Agreement. Mr. Ward also received specified fringe benefits, including group term life insurance of $250,000, a 401(k) match and an auto transportation expenses. Such other compensation totaled less than $12,500 in fiscal 2005.

        During the second quarter of fiscal 2005, the Company's Board of Directors approved the grant of 150,000 options to purchase the Company's common stock to Mr. Ward in accordance with the Company's 2005 Stock Incentive Plan. These options have a term of seven years and vest over four years.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility of executive compensation paid by a publicly-held company to $1,000,000 per individual employee per year. This limitation generally does not apply to performance-based compensation under a plan that is approved by the stockholders of a company that also meets certain other technical requirements. The Company's 2005 Stock Incentive Plan and Annual Performance Bonus Plan were approved by stockholders upon adoption prior to the initial public offering of the Company's stock and therefore awards under both plans are exempt from Section 162(m) during the reliance period under Treasury Regulation Section 1.162-27(f)(1). With respect to each plan, this reliance period ends upon the earlier of: (i) first meeting of stockholders at which directors are to be elected that occurs after December 31, 2008; or (ii) the date such plan is materially amended for purposes of Treasury Regulation Section 1.162-27(h)(1)(iii). The Compensation Committee intends to utilize performance-based compensation programs that meet the deductibility requirements under Section 162(m). However, the Compensation Committee may approve compensation that may not be deductible if the Committee determines that such compensation is in the best interests of the Company which may include for example, the payment of certain non-deductible compensation necessary in order to attract and retain individuals with superior talent.

  Submitted by the Compensation Committee of the Company's Board of Directors:

Norman Axelrod Karen Rose

April 6, 2006

Stock Performance Graph

        The graph depicted below compares the performance of the Company's common stock with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500 Index") and the Peer Group Index from July 22, 2005, the first day of trading of the Company's common stock after our initial public offering, plus reinvested dividends and distributions through December 31, 2005, the last day of our fiscal year.

        Pursuant to the SEC's rules, the Company created a peer group index with which to compare its own stock performance since a relevant published industry or line-of-business index does not exist. Because the Company is the only stand-alone, publicly traded intimate apparel company in the U.S., no grouping could closely mirror the Company's businesses or weight those businesses to match the relative contributions of each of the Company's business segments to the Company's performance. The Company has selected a grouping of companies that it believes share similar characteristics to its own. All of the companies included in the Peer Group Index are companies that are engaged in some of the businesses in which the Company is engaged or are companies that are not engaged in businesses in which the Company participates but it believes share some similar characteristics with our Company. The companies included in the Peer Group Index are as follows: Hartmarx Corp., Jones Apparel Group Inc., Kellwood Co., Oxford Industries Inc., Perry Ellis International, Phillips-Van Heusen Corp, Inc., Polo Ralph Lauren Corp., Tommy Hilfiger Corp., VF Corp., and Warnaco Group Inc.

Notes:

(1)
The graph covers the period from the market close on July 22, 2005, the first trading day of the Common Stock following the Company's initial public offering, to December 31, 2005.

(2)
The graph assumes that $100 was invested at the market close on July 22, 2005 in the Company's Common Stock, in the S&P 500 Index and the Peer Group Index, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

(3)
Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

  Membership and Role of the Audit Committee

        The members of the Audit Committee are currently Mr. Axelrod, Ms. Eisenberg and Ms. Rose (Chair). Each member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of the NYSE and the applicable rules and regulations of the SEC. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including Maidenform's balance sheet, income statement and cash flow statement, as required by the NYSE rules. In addition, the Board has determined that Ms. Rose is a "financial expert" as defined by the SEC.

        The Audit Committee appoints our independent registered public accounting firm, subject to ratification by our stockholders, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between Maidenform and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors. The Audit Committee charter is available in the "Investor Relations—Governance" section of our website.

  Review of the Company's Audited Consolidated Financial Statements for the 2005 Fiscal Year

        The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the 2005 Fiscal Year with the Company's management. The Audit Committee has separately discussed with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm for the 2005 Fiscal Year, the matters required to be discussed by Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended, which includes, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements.

        The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and the Audit Committee has discussed with PricewaterhouseCoopers LLP the independence of that firm from the Company.

  Conclusion

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the 2005 Fiscal Year for filing with the SEC.

        Submitted by the Audit Committee of the Company's Board of Directors:

Norman Axelrod Barbara Eisenberg Karen Rose

April 6, 2006

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, reference to the independence of the Audit Committee members and the Stock Performance Graph are not deemed filed with the SEC, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.

Section 16(a) Beneficial Ownership Reporting Compliance

        The members of our Board of Directors, our executive officers and persons who hold more than 10% of our outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of our Common Stock and their transactions in such Common Stock. Based solely upon a review of (i) the copies of Section 16(a) reports which Maidenform has received from such persons or entities for transactions in our Common Stock and their Common Stock holdings for the 2005 Fiscal Year, and (ii) the written representations received from one or more of such persons or entities that no annual Form 5 reports were required to be filed by them for the 2005 Fiscal Year, Maidenform believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and beneficial owners of more than 10% of its Common Stock, except that Dorvin D. Lively filed a Form 4 on August 8, 2005 reflecting his purchase of 5,500 shares of our Common Stock in our initial public offering on July 22, 2005 through a directed share program.

Certain Relationships And Related Party Transactions

Thomas J. Ward

        In connection with our initial public offering, Mr. Ward exercised his options to purchase shares of preferred stock, which were then redeemed for the redemption price plus the aggregate unpaid dividend amount attributable to those shares since the date of grant.

Maurice S. Reznik

        In connection with our initial public offering, Mr. Reznik exercised his options to purchase shares of preferred stock, which were then redeemed for the redemption price plus the aggregate unpaid dividend amount attributable to those shares since the date of grant.

Steven N. Masket

        In connection with our initial public offering, Mr. Masket exercised his options to purchase shares of preferred stock, which were then redeemed for the redemption price plus the aggregate unpaid dividend amount attributable to those shares since the date of grant.

Ares Corporate Opportunities Fund, L.P. ("Ares")

        In connection with the Acquisition, we entered into an advisory agreement with Ares and ACOF Operating Manager pursuant to which ACOF Operating Manager provided us with its expertise in the areas of finance, strategy, investment and acquisitions relating to our business. Concurrently with the consummation of our initial public offering, we terminated the Ares Advisory Agreement, although the provisions providing for the indemnification of Ares and ACOF Operating Manager and the provision clarifying the scope of their permitted activities survive such termination. As consideration for its agreeing to terminate the agreement, we paid ACOF Operating Manager a fee of $750,000 at the time of the consummation of our initial public offering.

Advisory Fee Paid to Oaktree Capital Management

        Since the Acquisition, Oaktree Capital Management has provided us with its expertise in the areas of finance and strategy, as well as critical analysis of capital markets opportunities. As compensation for these advisory services, we paid Oaktree Capital Management an advisory fee of $250,000 at the time of the consummation of our initial public offering.

Stockholders Agreement

        Immediately prior to the time of our initial public offering, we entered into an amended and restated stockholders' agreement with all of our pre-IPO stockholders and certain of our executive officers, which became effective concurrently with the consummation of our initial public offering. The amended and restated stockholders' agreement grants registration rights to certain holders of our outstanding shares of capital stock.

Special Cash Bonuses

        On July 8, 2005, we paid an aggregate of $1.5 million in special cash bonuses to some of our employees, including our four named executive officers. Included in this amount are bonuses paid to Messrs. Ward, Reznik, Lively and Masket in the amounts of $860,000, $264,500, $90,000 and $75,000, respectively. These special bonuses were paid in recognition of their performance, which allowed us to renegotiate our credit agreement on more favorable terms.

Stock Incentive Grants

        The Compensation Committee of our Board of Directors approved, and we granted pursuant to our 2005 Stock Incentive Plan, non-qualified stock options to purchase shares of our common stock to some of our employees, including our four named executive officers, contingent upon and concurrently with the consummation of our initial public offering. See "Executive Compensation And Other Information—Option grants in last fiscal year."

Preferred Stock Dividend

        On June 1, 2005, we declared a special dividend of $13.3 million on the shares of our preferred stock that were outstanding at that time, subject to the waiver of certain restrictions in our credit facilities, which was paid on June 21, 2005. Substantially all of the outstanding shares of our preferred stock at the time the dividend was paid were held by entities affiliated with our then 5% stockholders. In connection with the payment of this special dividend, the three holders of options to purchase shares of preferred stock, each of whom is a named executive officer, executed a waiver of their right to receive the amount of the dividend upon exercise of their options.

Redemption of Preferred Stock

        Each of our 5% stockholders immediately prior to the consummation of our initial public offering, as well as certain of our executive officers, previously owned shares of, or options to purchase, our preferred stock. These shares and the shares of preferred stock underlying these options, together with aggregate unpaid dividends and the redemption premium, were redeemed in connection with the consummation of our initial public offering.

Sales Restriction Agreements

        We have entered into separate Sales Restriction Agreements with each of Ares and Messrs. Ward and Reznik, pursuant to which each of them has agreed to certain limitations on their ability to sell or otherwise transfer shares of our common stock. Generally, each of them has agreed that, subject to certain exceptions, they shall not, without the prior consent of the Company, in the aggregate, sell, transfer or otherwise dispose of any shares of our common stock during any three month period, in an amount greater than the amount specified in Rule 144(e)(1) promulgated under the Securities Act of 1933, as amended, regardless of whether they would otherwise be subject to such rule. Rule 144(e)(1) generally places a volume limitation on sales by an affiliate of a company equal to the greater of one percent of the number of outstanding shares of common stock of the company and the average weekly trading volume during the preceding four calendar weeks, subject to certain exceptions.

PROPOSAL TWO—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2006, including each quarterly interim period, and the Board of Directors is asking the stockholders to ratify this appointment.

        Although stockholder ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP is not required, the Board of Directors considers it desirable for the stockholders to pass upon the selection of the independent registered public accounting firm. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

        Representatives from PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees Billed to the Company by PricewaterhouseCoopers LLP for Services Rendered during the Fiscal Years Ending December 31, 2005 and January 1, 2005

  Audit Fees

        An aggregate of $2,367,205 and $1,498,573 was billed for the fiscal years ending December 31, 2005 and January 1, 2005, respectively, for professional services rendered for the audits of the Company's annual consolidated financial statements, reviews of financial statements included in the Company's quarterly reports on Form 10-Q and included in the 2005 Fiscal Year are expenses incurred in connection with the initial public offering.

  Audit-Related Fees

        An aggregate of $48,100 and $74,732 was billed for the fiscal years ending December 31, 2005 and January 1, 2005, respectively, for assurance and related services that were reasonably related to the performance of the audits or review of the Company's financial statements, and not reported under the heading "Audit Fees" above.

  Tax Fees

        An aggregate of $240,963 and $573,141 was billed for the fiscal years ending December 31, 2005 and January 1, 2005, respectively, for tax compliance, tax consulting and tax planning services.

  All Other Fees

        Other than a subscription for an accounting research service (Comperio), no fees were billed for the fiscal years ending December 31, 2005 and January 1, 2005 for services other than those described above.

Pre-Approval Policies and Procedures

        The Audit Committee pre-approves all audit and permissible non-audit services. Pursuant to the Company's Audit Committee Pre-Approval Policy, certain types of services up to a predetermined fee limitation have received general pre-approval. The Audit Committee authorized its Chair to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reviewed with the full Audit Committee at its next meeting.

        As early as practicable in each fiscal year, the independent registered public accounting firm provides to the Audit Committee a schedule of the audit and other services that they expect to provide or may provide during the year. The schedule is specific as to the nature of the proposed services, the proposed fees, and other details that the Audit Committee may request. The Audit Committee by resolution authorizes or declines the proposed services. Upon approval, this schedule serves as the budget for fees by specific activity or service for the year.

        A schedule of additional services proposed to be provided by the independent registered public accounting firm or proposed revisions to services already approved, along with associated proposed fees, may be presented to the Audit Committee for their consideration and approval at any time. The schedule is required to be specific as to the nature of the proposed service, the proposed fee, and other details that the Audit Committee may request. The Audit Committee intends by resolution to authorize or decline authorization for each proposed new service.

Required Vote

        The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required to ratify the Audit Committee's selection of PricewaterhouseCoopers LLP.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AUDIT COMMITTEE'S SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 30, 2006.

ANNUAL REPORT/HOUSEHOLDING

        The Company filed an Annual Report on Form 10-K with the SEC on March 29, 2006. Stockholders may obtain a copy of this report, without charge, by writing to Felise Glantz Kissell, Vice President, Investor Relations, at the Company's principal executive offices located at 154 Avenue E, Bayonne, New Jersey 07002.

        A copy of the Company's Annual Report on Form 10-K for the 2005 Fiscal Year, including audited financial statements, is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

        In order to reduce printing and postage costs, only one Annual Report or Proxy Statement, as applicable, will be mailed to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, the Company will deliver promptly a separate copy of the Annual Report and the Proxy Statement to any stockholder who sends a written request to Felise Glantz Kissell, Vice President, Investor Relations, at the Company's principal executive offices located at 154 Avenue E, Bayonne, New Jersey 07002. If your household is receiving multiple copies of the Company's annual reports or proxy statements and you wish to request delivery of a single copy, you may send a written request to Felise Glantz Kissell, Vice President, Investor Relations, at the Company's principal executive offices located at 154 Avenue E, Bayonne, New Jersey 07002 or by e-mail to ir@maidenform.com.

OTHER MATTERS

        The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy Card.

By Order of the Board of Directors
Steven N. Masket Executive Vice President, General Counsel and, Secretary
Dated: April 24, 2006

APPENDIX A

MAIDENFORM BRANDS, INC.

AUDIT COMMITTEE CHARTER

I. Purpose

        The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in its oversight of (i) the integrity of the Corporation's financial statements; (ii) the Corporation's compliance with legal and regulatory requirements; (iii) the qualifications and independence of any registered public accounting firm engaged by the Corporation; and (iv) the performance of the Corporation's internal audit function and independent registered public accounting firm. In particular, the Committee shall:

  •
  serve as an independent party to monitor the Corporation's financial reporting processes and internal control system;

  •
  discuss the audit conducted by the Corporation's independent auditor; and

  •
  provide an open avenue of communication among the independent auditor, management and the Board.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate, fairly present the information shown or are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations or to assure compliance with any law, regulation or NYSE rule, or the Corporation's Corporate Governance Guidelines, Code of Conduct, Code of Ethics or Whistleblower Policy.

II. Membership

        The Committee shall consist of three or more directors. Each member of the Committee shall be a member of the Board and shall, in the determination of the Board, (a) satisfy the independence and other requirements established by the New York Stock Exchange ("NYSE"), and (b) meet the independence requirements of Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Securities and Exchange Commission ("SEC") Rule 10A-3(b)(1) under the Exchange Act. Each member of the Audit Committee shall be financially literate, as determined by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, the Committee shall at all time include at least one member who has accounting or related financial management expertise, as the Board's interprets such qualification in its business judgment. If a Committee member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair such member's ability to effectively serve on the Committee and the Corporation must disclose such determination in its annual proxy statement.

        The members of the Committee shall be appointed by the Board and may be replaced by the Board. Unless a Committee Chair is appointed by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. Meetings; Rules of Procedure

        The Committee shall meet at such times and with such frequency as the Committee shall determine as appropriate to meet its responsibilities, but not less frequently than quarterly. Special meetings may be convened as the Committee deems necessary or appropriate. The Committee shall meet separately, periodically, with management, the Corporation's internal auditors (or other personnel responsible for the internal audit function) and the Corporation's independent auditor. The Committee may ask members of management or others to attend a meeting of the Committee

(or to meet with any member of, or advisors to, the Committee) and provide pertinent information as necessary or desirable. The Committee may adopt such procedures as it deems appropriate and necessary to carry out the duties and responsibilities of the Committee. The Committee shall report regularly to the Board. In addition, the Committee shall report to the Board from time to time, as requested by the Board or as the Committee deems appropriate.

        A majority of the members of the Committee shall constitute a quorum to transact business. Members of the Committee may participate in a meeting of the Committee by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the Chair of the Committee, notice shall be delivered to all Committee members at least 48 hours in advance of the scheduled meeting. Notice may be by overnight mail, facsimile, electronic mail or any other reasonable means selected by the Chair of the Committee. Minutes of each meeting will be kept and distributed to the entire Board.

        The affirmative vote of a majority of the members of the Committee present at the time of such vote will be required to approve any action of the Committee. Subject to the requirements of any applicable law, regulation or NYSE rule, any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a consent in writing, setting forth the action to be so taken, is signed by all of the members of the Committee. Such written consent shall have the same force as a unanimous vote of the Committee.

        The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; (ii) compensation to any independent counsel or other advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

IV. Responsibilities and Duties

A.
The Committee shall have the following responsibilities and duties:

1.
The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Corporation (including resolution of disagreements between management and the Corporation's independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. Each such registered public accounting firm shall report directly to the Committee.

2.
The Committee shall, to the extent required by any law, regulation or NYSE rule, approve in advance all audit and permitted non-audit engagements of the Corporation's independent registered public accounting firm. The Committee may delegate to one or more of its members who are independent directors on the Board the authority to approve the performance of audit and permitted non-audit services by the Corporation's independent registered public accounting firm (a "Sub-Committee"). Any decision by a Sub-Committee shall be presented to the full Committee at its next scheduled meeting. Neither the Committee nor any Sub-Committee shall approve any engagements of the Corporation's outside auditors with respect to those services set forth in Section 10A(g)(1) through (9) of the Exchange Act. In the event the Committee or any Sub-Committee approves any non-audit services by the Corporation's independent registered public accounting firm, such approval shall be disclosed in periodic reports required by Section 13(a) of the Exchange Act. The pre-approval requirement is not applicable with respect to the provision of non-audit services by the Corporation's outside auditors where (i) such services were not recognized by the Corporation at the time of the engagement to be non-audit services, (ii) the aggregate amount of all such non-audit services provided to the Corporation constitutes not more than 5% of the total amount paid by the

    Corporation to the Corporation's independent registered public accounting firm during the fiscal year in which the non-audit services are provided and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or a Sub-Committee.

  3.
  The Committee shall, at least annually, obtain and review a report from the Corporation's independent auditor describing (i) the firm's internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) any steps taken to deal with any such issues.

  4.
  The Committee shall, at least annually, in order to assess the independence of the Corporation's independent auditor, obtain and review a formal written statement from the auditor delineating all relationships between the auditor and its related entities and the Corporation and its related entities. The Committee shall require the auditor to confirm that the report in all respects satisfies the requirements of Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and evaluate the qualifications, performance and independence of the auditor, including considering whether the auditor's quality controls are adequate and the provision of any non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions to the Board and shall take, or recommend that the Board take, appropriate action to oversee the independence of the auditor.

  5.
  The Committee shall oversee the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements.

  6.
  The Committee shall review the Corporation's annual audited financial statements, including any certification, report or opinion rendered by the Corporation's independent auditor, and discuss the same (including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation" ("MD&A Disclosures")) with management and the auditor. The Committee shall recommend to the Board whether the annual financial statements should be included in the Corporation's Annual Report on Form 10-K.

  7.
  The Committee shall review the Corporation's quarterly financial statements and discuss such financial statements (including MD&A Disclosures and the results of the independent auditor's review of the quarterly financial statements) with management and the Corporation's independent auditor, prior to the filing of the Corporation's Quarterly Report on Form 10-Q. The Committee shall report to the Board the results of the Committee's review and discussions.

  8.
  The Committee shall review and discuss: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the Corporation's independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Corporation's financial statements; and (iv) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma" or "adjusted non-GAAP information"), as well as any financial information and earnings guidance provided to analysts and ratings agencies.

  9.
  The Committee shall review with the independent auditor any audit problems or difficulties and management's response. The Committee shall regularly discuss with the independent auditor the matters required to be disclosed by, or otherwise described in, Statement of Auditing Standards No. 61, including any difficulties the auditor encountered in the course of the audit work, any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management. In addition, the Committee shall discuss with the independent registered public accounting firm: (a) the adoption of, or changes to, the Corporation's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management; and (b) the management letter provided by the independent auditor and the Corporation's response to that letter.

  10.
  The Committee shall review and discuss with management a draft of each earnings press release before it is released, as well as corporate practices with respect to (a) earnings press releases and (b) financial information and earnings guidance, if any, provided to analysts and ratings agencies.

  11.
  The Committee shall review any disclosures made by Corporation's CEO and CFO, as part of the process of preparing their certifications to be included in the Corporation's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

  12.
  The Committee shall discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken. It is the responsibility of the Corporation's Chief Executive Officer and senior management to assess and manage the Corporation's exposure to risk.

  13.
  The Committee shall oversee the performance of the Corporation's internal auditors (or other personnel responsible for the internal audit function).

  14.
  The Committee shall set clear hiring policies for employees or former employees of the Corporation's independent registered public accounting firm.

  15.
  The Committee shall establish and review periodically procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters. The procedures established pursuant to this paragraph should also be made available for use by persons making reports under the Corporation's Code of Conduct or Whistleblower Policy.

  16.
  The Committee shall annually report to the Corporation's shareholders on certain auditing matters, as required by the rules and regulations of the SEC, as they may be amended from time to time. Such report will be included in the Corporation's annual proxy statement.

  17.
  The Committee shall have the authority to engage independent counsel and other advisors, as the Committee determines necessary to carry out its duties and responsibilities.

  18.
  The Committee shall annually review its own performance, including the Committee's effectiveness and compliance with this Charter.

  19.
  The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed change to the Board for its approval.

B.
In addition to the foregoing, the Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

  1.
  Discuss with management and the independent auditor, and resolve any disagreements between management and the independent auditor with respect to, significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

  2.
  Receive, review and discuss with management and the independent auditor any report of the independent auditor regarding (a) all critical accounting policies and practices to be used by the independent auditor, (b) alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, or (c) any other material written communications between the independent auditor and management, including any management letter or schedule of unadjusted differences.

  3.
  Review legal and regulatory matters that may have a material impact on the Corporation's financial statements, and related compliance policies and programs. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation's financial statements or accounting policies. Discuss with the Corporation's general counsel any legal matters that may have a material impact on the Corporation's financial statements. Assist the Board in monitoring the compliance by the Corporation with other legal and regulatory requirements.

  4.
  The Committee may consider such other matters in relation to the financial affairs of the Corporation and its accounts, and in relation to the internal and external audits of the Corporation, as the Committee may, in its discretion, determine to be advisable.

Oversight of the Corporation's Relationship with the Outside Auditor

  5.
  Obtain assurance from the independent auditor that each audit of the Corporation's financial statements has complied with the requirements of Section 10A of the Exchange Act.

  6.
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

  7.
  Review and evaluate the experience and qualifications of the lead partner of the independent auditor team.

  8.
  Consider when, in order to comply with Section 10A(j) of the Exchange Act and to assure continuing auditor independence, to rotate the lead audit partner, the audit partner responsible for reviewing the audit or the independent auditing firm itself.

  9.
  Review the experience and qualifications of the senior management of the Corporation to ensure that none of them has a relationship with the independent auditor that would compromise the auditor's independence or otherwise cause the Corporation or the independent auditor to be in violation of Section 10A(l) of the Exchange Act or any other legal or regulatory requirement.

  10.
  Conduct a quarterly review of the fees paid to the outside auditor for all audit and permitted non-audit engagements of the Corporation's independent registered public accounting firm.

Oversight of the Corporation's Internal Audit Function

  11.
  Review the appointment and replacement of the senior internal auditing executive or selection and retention of the person or entity to which the internal auditing function is out-sourced.

  12.
  Review the significant reports to management prepared by the internal auditing department and management's responses thereto.

  13.
  Discuss with the independent auditor the Corporation's internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Other Responsibilities

  14.
  Review the annual report of management on the Corporation's internal control over financial reporting, and the attestation report from the Corporation's independent auditor with respect thereto, and recommend to the Board whether such reports should be included in the Corporation's Annual Report on Form 10-K.

  15.
  Review and discuss with the Chief Executive Officer and Chief Financial Officer the procedures undertaken in connection with the Chief Executive Officer and Chief Financial Officer certifications for Form 10-Ks and Form 10-Qs, including their evaluation of the Corporation's disclosure controls and procedures and internal controls.

  16.
  Approve the Corporation's transactions with directors, executive officers, major stockholders and firms that employ directors, as well as any other related party transactions (as defined in Item 404 of SEC Regulation S-K), that are identified by the Corporation in a periodic review of such transactions.

  17.
  Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, adherence to standards of business conduct as required in the policies of the Corporation, and the compliance process in general. In connection with such review, the Committee may meet, as the Committee deems appropriate, with the general counsel and other officers and employees of the Corporation.

        Subject to the limitations described above with regard to the independent auditor, the Committee may form and delegate authority to subcommittees to the extent the Committee deems necessary or appropriate.

        The Committee may diverge from the specific activities outlined throughout this Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, NYSE rules, the Corporation's certificate of incorporation and by-laws, and the resolutions and other directives of the Board.

V. General

        This Charter is in all respects subject and subordinate to the Corporation's certificate of incorporation and by-laws, the resolutions of the Board and the applicable provisions of the Delaware General Corporation Law. This Charter may be amended from time to time by the Board.

Date: July 21, 2005

MAIDENFORM BRANDS, INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS, MAY 25, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
MAIDENFORM BRANDS,  INC.

        The undersigned stockholder of Maidenform Brands, Inc. (the "Company") revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 25, 2006 and the Proxy Statement, and appoints Thomas J. Ward, Dorvin D. Lively and Steven N. Masket, and each of them, the Proxy of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at The Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey 07114 (Tel: 973-690-5500), on Thursday, May 25, 2006 at 9:00 a.m. Eastern Daylight time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

(CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)

☒    PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.

        1.     TO ELECT SEVEN DIRECTORS TO SERVE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS OR IN EACH CASE UNTIL SUCH DIRECTOR'S SUCCESSOR SHALL HAVE BEEN DULY ELECTED AND QUALIFIED;

NOMINEES:

  DAVID B. KAPLAN
  THOMAS J. WARD
  NORMAN AXELROD
  HAROLD F. COMPTON
  BARBARA EISENBERG
  KAREN ROSE
  ADAM L. STEIN

FOR ALL NOMINEES LISTED ABOVE (EXCEPT AS WRITTEN BELOW TO THE CONTRARY)    ☐

Instruction: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided at left.

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE	☐

        2.     TO RATIFY THE AUDIT COMMITTEE'S APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 30, 2006.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        3.     In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the Annual Meeting and upon other matters as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED ABOVE AND A VOTE FOR ALL OF THE LISTED PROPOSALS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE (INCLUDING NOT WITHHOLDING AUTHORITY TO VOTE FOR THE DIRECTOR NOMINEES), THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES LISTED ABOVE AND FOR ALL OF THE LISTED PROPOSALS.

Date:

Signature (title, if any)	Signature, if held jointly

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

(Print name(s) on certificate)

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THE ENVELOPE IN WHICH THIS CARD WAS MAILED. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN OR CORPORATE OFFICER, PLEASE SIGN UNDER FULL TITLE, CORPORATE OR ENTITY NAME).

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MATTERS TO BE CONSIDERED AT ANNUAL MEETING PROPOSAL ONE—ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND OTHER INFORMATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL TWO—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ANNUAL REPORT/HOUSEHOLDING
OTHER MATTERS
MAIDENFORM BRANDS, INC. AUDIT COMMITTEE CHARTER
MAIDENFORM BRANDS, INC. PROXY ANNUAL MEETING OF STOCKHOLDERS, MAY 25, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MAIDENFORM BRANDS, INC.